Exhibit 10.4

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into this      day of              , 2021, by and among 1295908 B.C. Ltd., a company organized under the laws of the Province of British Columbia, Canada (the “Issuer”), Legato Merger Corp., a Delaware corporation (“Legato”), and [                    ], a [                    ] (“Subscriber”).

WHEREAS, concurrently with the execution and delivery of this Subscription Agreement, the Issuer entered into an Agreement and Plan of Merger (as the same may be amended or supplemented from time to time in accordance with its terms, the “Merger Agreement”), by and among the Issuer, Algoma Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Issuer (“Merger Sub”), and Legato, pursuant to which, among other things, (i) the Issuer will amend and restate its articles of incorporation, complete a stock split and change its name to “Algoma Steel Group Inc.”; (ii) Merger Sub will merge with and into Legato (the “Merger”), with Legato continuing as the surviving company and as a wholly-owned subsidiary of the Issuer; and (iii) all of the issued and outstanding shares of common stock, par value $0.0001 per share, of Legato (the “Common Stock”), will be cancelled and exchanged for the right to receive the Issuer’s common shares (the “Common Shares”) and all of the issued and outstanding warrants to purchase shares of Common Stock at an exercise price of $11.50 per share will to be assigned to, and assumed by, the Issuer and become warrants to purchase Common Shares at an exercise price of $11.50 per share;

WHEREAS, in connection with the Merger, on the terms and subject to the conditions set forth in this Subscription Agreement, Subscriber desires to subscribe for and purchase from the Issuer and the Issuer desires to issue and sell to the Subscriber, substantially concurrently with, or immediately following, the closing of the Merger (the “Closing”) and on the date the Closing occurs (the “Closing Date”), the number of Issuer’s Common Shares set forth on the signature page hereto (such Common Shares, the “Acquired Shares”) for a purchase price of $10.00 per share (the “Share Purchase Price”), or the aggregate purchase price set forth on the signature page hereto (the “Purchase Price”); and

WHEREAS, certain other investors (each such investor, an “Other Subscriber”) that are either institutional “accredited investors” (as such term is defined in Rule 501 under the U.S. Securities Act of 1933, as amended (the “Securities Act,”)) or otherwise eligible investors outside of the United States (within the meaning of Regulation S under the Securities Act (“Regulation S”)), have entered into subscription agreements with the Issuer substantially similar to this Subscription Agreement, pursuant to which such Other Subscribers have agreed to subscribe for and purchase, and the Issuer has agreed to issue and sell to such Other Subscribers, on the Closing Date, a total, when combined with the Acquired Shares, of at least 10,000,000 Common Shares at the Share Purchase Price (the “Other Subscription Agreements”), for aggregate gross proceeds to the Issuer, when combined with the Purchase Price, of at least $100,000,000.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.

Subscription. Subject to the terms and conditions hereof, Subscriber hereby agrees to subscribe for and purchase, and the Issuer hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Acquired Shares (such subscription and issuance, the “Subscription”). The undersigned understands and agrees that the undersigned’s subscription for the Acquired Shares shall be deemed to be accepted by the Issuer only when this Subscription Agreement is signed by a duly authorized person by or on behalf of the Issuer. In the event of the termination of this Subscription Agreement in accordance with the terms hereof, this Subscription Agreement shall be null and void and have no force or effect.

1/39

2.	Closing.

(a)

Subject to the satisfaction or waiver (in writing) of the conditions set forth in Section 2(d), (e) and (f) (other than those conditions that by their nature are to be satisfied at the Subscription Closing, but without affecting the requirement that such conditions be satisfied or waived at the Subscription Closing), the closing of the Subscription contemplated hereby (the “Subscription Closing”) is contingent upon the substantially concurrent consummation of the Closing and the Subscription Closing, both of which shall occur on the Closing Date. Not less than four (4) business days prior to the date on which the Issuer reasonably expects the Closing to occur (the “Scheduled Closing Date”), the Issuer shall provide written notice (which may be via email) to Subscriber of the Scheduled Closing Date (the “Closing Notice”), which Closing Notice shall contain the Issuer’s wire instructions for an escrow account (“Escrow Account”) established by the Issuer with a third-party escrow agent appointed by the Issuer, which may be the transfer agent for the Common Stock or the Common Shares (the “Escrow Agent”), for the purpose of receiving the Purchase Price from Subscriber in advance of the Subscription Closing.

(b)

At least three (3) business days prior to the Scheduled Closing Date, Subscriber shall deliver the Purchase Price to the Escrow Account by wire transfer of United States dollars in immediately available funds. If this Subscription Agreement is terminated prior to the Closing or the Subscription Closing does not occur on the Scheduled Closing Date (or any permitted delay thereof) and all or any portion of the Purchase Price has been delivered to the Escrow Account, then promptly (but in no event longer than two (2) business days thereafter) after such termination or failure of the Subscription Closing to occur, the Issuer will instruct the Escrow Agent to promptly (but in no event longer than two (2) business days thereafter) return such funds to Subscriber.

(c)

On the Closing Date and as soon as practicable following the Closing, subject to the satisfaction or waiver (in writing) of the conditions set forth in Section 2(d), (e) and (f) (other than those conditions that by their nature are to be satisfied at Subscription Closing, but without affecting the requirement that such conditions be satisfied or waived at the Subscription Closing), if Subscriber has delivered the Purchase Price to the Escrow Account, the Issuer shall deliver the Acquired Shares to Subscriber in book-entry form, and when delivered the Acquired Shares shall be fully paid, non-assessable and free and clear of any liens or other restrictions whatsoever (other than those arising under applicable securities laws), in the name of Subscriber, or a nominee or custodian designated by Subscriber, in each case, in accordance with Subscriber’s delivery instructions. Each book entry for the Acquired Shares shall contain a notation, and each certificate (if any) evidencing the Acquired Shares shall be stamped or otherwise imprinted with a legend, in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE REOFFERED, SOLD, ASSIGNED, PLEDGED, ENCUMBERED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE.]

2/39

(d)	The Subscription Closing shall be subject to the satisfaction on the Closing Date, or the waiver (in writing) by each of the parties hereto, of each of the following conditions:

(i)

no suspension of the qualification of the Acquired Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred;

(ii)

no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise preventing or prohibiting consummation of the transactions contemplated hereby, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such prevention or prohibition; and

(iii)

(a) all conditions precedent to the closing of the Merger contained in the Merger Agreement shall have been satisfied (as determined by the parties to the Merger Agreement and other than those conditions that may only be satisfied at the Closing, but subject to satisfaction of such conditions as of the Closing) or waived (other than those conditions that by their nature are to be satisfied at Closing, but without affecting the requirement that such conditions be satisfied or waived at Closing) and (b) the Subscription Closing shall be scheduled to occur substantially concurrently with the Closing and on the Closing Date.

(e)	The obligations of Subscriber at the Closing shall be subject to the satisfaction on the Closing Date, or the waiver by Subscriber, of each of the following conditions:

(i)

all representations and warranties of each of the Issuer and Legato contained in Section 3 and Section 4, respectively, shall be true and correct in all material respects (other than representations and warranties that are qualified by “Issuer Material Adverse Effect” or “Legato Material Adverse Effect” (each as defined below), which representations and warranties shall be true in all respects) at and as of the Closing Date, unless they specifically speak as of an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (other than representations and warranties that are qualified by “Issuer Material Adverse Effect” or “Legato Material Adverse Effect,” which representations and warranties shall be true in all respects as of such earlier date);

(ii)

the Issuer shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing, except where the failure of such performance or compliance would not or would not reasonably be expected to prevent, materially delay, or materially impair the ability of the Issuer to consummate the Closing and the Subscription Closing; and

(iii)

no amendment, modification or waiver of the Merger Agreement shall have occurred that materially and adversely affects the economic benefits that Subscriber would receive under this Subscription Agreement without having received Subscriber’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).

3/39

(f)	The obligations of the Issuer at the Closing shall be subject to the satisfaction on the Closing Date, or the waiver by the Issuer, of each of the following conditions:

(i)	all representations and warranties of Subscriber contained in Section 5 shall be true and correct at and as of the Closing Date; and

(ii)

Subscriber shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing, except where the failure of such performance or compliance would not or would not reasonably be expected to prevent, materially delay, or materially impair the ability of Subscriber to consummate the Subscription Closing.

(g)

At the Subscription Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

(h)

In the event that the Merger is re-structured where a new entity will become the successor public company following the Merger whose securities are issued in consideration of or in exchange for the Issuer’s or Legato’s securities (the “Successor”), then as a condition to consummating the Merger, the Successor will agree in writing to be bound by the terms of this Subscription Agreement that apply to the Issuer after the Closing, and any references in this Subscription Agreement to the Acquired Shares will include any equity securities of the Successor that are issued in consideration of or exchange for the Acquired Shares.

3.	Issuer Representations and Warranties. The Issuer represents and warrants to the Subscriber, as of the date hereof and as of the Closing Date, that:

(a)

The Issuer has been duly incorporated and is validly existing as a corporation under the laws of British Columbia, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b)

As of the Closing Date, the Acquired Shares will be duly authorized and, when issued and delivered to Subscriber against full payment for the Acquired Shares in accordance with the terms of this Subscription Agreement, the Acquired Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any statutory or contractual preemptive or similar rights.

(c)

This Subscription Agreement, the Other Subscription Agreements and the Merger Agreement (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by the Issuer and are enforceable against the Issuer in accordance with their respective terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(d)

As of immediately prior to the Closing and after the stock split, the authorized share capital of the Issuer will consist of an unlimited number of Common Shares, of which 75,000,000 Common Shares will be issued and outstanding, and an unlimited number of preference shares in the capital of the Issuer (the “Preference Shares”), of which no Preferred Shares will be issued and outstanding. As of immediately prior to the Closing, all of the issued and outstanding Common Shares will have been duly authorized and validly issued and will be fully paid and non-assessable and have not been issued in violation of any preemptive or similar rights. Each Common Share will have been issued in compliance in all material respects with applicable law and the Issuer’s organizational documents (as in effect at the time of such issuance).

4/39

(e)

The execution and delivery by the Issuer of the Transaction Documents, and the performance by the Issuer of its obligations under the Transaction Documents, including the issuance and sale of the Acquired Shares and the consummation of the other transactions contemplated hereby, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject; (ii) the organizational documents of the Issuer; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer, its subsidiaries or any of its properties, except, in the case of clauses (i) and (iii), for conflicts, breaches, violations, defaults, liens or encumbrances that would not result in an Issuer Material Adverse Effect. As used in this Subscription Agreement, “Issuer Material Adverse Effect” means any change, event, state of facts, development or occurrence that, individually or in the aggregate: (a) has had, or would reasonably be expected to have, a materially adverse effect on the business, assets, financial condition or results of operations of the Issuer and its subsidiaries, taken as a whole; or (b) that would materially affect the validity of the Acquired Shares or the legal authority of the Issuer to comply in all material respects with the terms of this Subscription Agreement.

(f)

There are no securities or instruments issued by or to which the Issuer is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Acquired Shares, (ii) the Common Shares to be issued pursuant to any Other Subscription Agreement or (iii) any securities to be issued pursuant to the Merger Agreement, in each case, that have not been or will not be validly waived on or prior to the Closing Date.

(g)

The Issuer is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of the Issuer, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which the Issuer is now a party or by which the Issuer’s properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that would not result in an Issuer Material Adverse Effect.

(h)

The Issuer is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, provincial, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Issuer of this Subscription Agreement (including, without limitation, the issuance of the Acquired Shares), other than (i) filings required by applicable securities laws, (ii) the filings required in accordance with Section 11(o), (iii) those required by The Nasdaq Capital Market (“Nasdaq”) and the Toronto Stock Exchange (the “TSX”), and (iv) the failure of which to obtain would not result in an Issuer Material Adverse Effect.

(i)

As of the Closing, the issued and outstanding Common Shares will be registered pursuant to Section 12(b). of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will be listed for trading on Nasdaq and the TSX. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Issuer, threatened against the Issuer by Nasdaq, the Securities and Exchange Commission (the “SEC”), the TSX or the applicable securities commission or securities regulatory authority in each of the provinces and territories of Canada (the “Canadian Securities Regulators”), as applicable, with respect to any intention by such entity to deregister the Common Shares, or prohibit or terminate the listing of the Common Shares, on Nasdaq or the TSX, as applicable.

5/39

(j)

Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 5, no registration under the Securities Act is required for the offer and sale of the Acquired Shares by the Issuer to Subscriber in the manner contemplated by this Subscription Agreement.

(k)

Neither the Issuer nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or sale of the Acquired Shares.

(l)

The Issuer has not entered into any side letter or similar agreement with any Other Subscriber in connection with such Other Subscriber’s direct or indirect investment in the Issuer and no Other Subscription Agreement includes terms and conditions that are materially more advantageous to any such Other Subscriber than Subscriber hereunder.

(m)

Except for transaction fees payable to Jefferies Group LLC in connection with the Merger, fees otherwise contemplated by the Merger Agreement and placement fees payable to EarlyBirdCapital, Inc. in its capacity as placement agent for the offer and sale of the Acquired Shares (in such capacity, the “Placement Agent”), the Issuer has not paid, and is not obligated to pay, any brokerage, finder’s or other commission or similar fee in connection with its issuance and sale of the Acquired Shares, including, for the avoidance of doubt, any fee or commission payable to any shareholder or affiliate of the Issuer.

4.	Legato Representations and Warranties. Legato represents and warrants to the Subscriber, as of the date hereof and as of the Closing Date, that:

(a)

Legato has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b)

The Transaction Documents have been duly authorized, executed and delivered by Legato and are enforceable against Legato in accordance with their respective terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(c)

The execution and delivery by Legato of the Transaction Documents, and the performance by Legato of its obligations under the Transaction Documents, including the consummation of the other transactions contemplated hereby, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Legato pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Legato is a party or by which Legato is bound or to which any of the property or assets of Legato is subject; (ii) the organizational documents of Legato; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Legato or any of its properties, except, in the case of clauses (i) and (iii), for conflicts, breaches, violations, defaults, liens or encumbrances that would not result in a Legato Material Adverse Effect. As used in this Subscription Agreement, “Legato Material Adverse Effect” means any change, event, state of facts, development or occurrence that, individually or in the aggregate has had, or would reasonably be expected to have, a materially adverse effect on the business, assets, financial condition or results of operations of Legato.

6/39

(d)

Legato is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of Legato, (ii)any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which Legato is now a party or by which Legato’s properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Legato or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that would not result in a Legato Material Adverse Effect.

(e)

Legato is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, provincial, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by Legato of this Subscription Agreement, other than (i) filings required by applicable securities laws, (ii) the filings required in accordance with Section 11(o), (iii) those required by Nasdaq and the TSX, including with respect to obtaining shareholder approval, and (iv) the failure of which to obtain would not result in a Legato Material Adverse Effect.

(f)

As of the date hereof, the authorized capital stock of Legato consists of (i) 60,000,000 shares of Common Stock, par value $0.0001 per share and (ii) 1,000,000 preference shares, par value $0.0001 per share (the “Preference Shares”). As of the date hereof: (i) 30,307,036 shares of Common Stock are issued and outstanding, (ii) no Preference Shares are issued and outstanding, and (iii) 24,179,000 warrants, each entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share, are issued and outstanding. As of the date hereof and as of the Closing, Legato had and will have no outstanding liabilities other than those reflected on its most recent balance sheet included in the SEC Documents (as defined below).

(g)

Legato has not received any written communication from a governmental entity that alleges that Legato is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not result in a Legato Material Adverse Effect.

(h)

Legato has not entered into any side letter or similar agreement with any Other Subscriber in connection with such Other Subscriber’s direct or indirect investment in the Issuer and no Other Subscription Agreement includes terms and conditions that are materially more advantageous to any such Other Subscriber than Subscriber hereunder.

(i)

Legato has made available to Subscriber (including via the SEC’s EDGAR system) a copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document, if any, filed by Legato with the SEC since its initial registration of the shares of Common Stock (the “SEC Documents”), which SEC Documents, as of their respective filing dates, complied in all material respects with the requirements of the Exchange Act applicable to the SEC Documents and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents filed under the Exchange Act (except to the extent that information contained in any SEC Document has been superseded by a later timely filed SEC Document) contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that, with respect to information about the Issuer or any of its affiliates included in the joint proxy statement/prospectus to be filed by the Issuer and Legato with respect to the Merger, the representation and warranty in this sentence is made to Legato’s knowledge. The financial statements of Legato included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of Legato as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments, and further subject to Legato’s need to restate any previously filed financial statement contained within an SEC Document in order to account for its warrants as liabilities as required by recent SEC guidance. Legato has timely filed each report, statement, schedule, prospectus, and registration statement that Legato was required to file with the SEC since its inception. There are no material outstanding or unresolved comments in comment letters from the Staff of the SEC with respect to any of the SEC Documents.

7/39

(j)

Except for such matters that would not result in a Legato Material Adverse Effect, there is no (i) proceeding pending, or, to the knowledge of Legato, threatened against Legato or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against Legato.

(k)

Except for transaction fees payable to Cassel Salpeter & Co., LLC in connection with the Merger, fees otherwise contemplated by the Merger Agreement and placement fees payable to the Placement Agent, Legato has not paid, and is not obligated to pay, any brokerage, finder’s or other commission or similar fee in connection with its issuance and sale of the Acquired Shares, including, for the avoidance of doubt, any fee or commission payable to any shareholder or affiliate of Legato.

5.	Subscriber Representations and Warranties. Subscriber represents and warrants to the Issuer and Legato, as of the date hereof and as of the Closing Date, that:

(a)

Subscriber has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization, with the requisite entity power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

(b)

This Subscription Agreement has been duly authorized, executed and delivered by Subscriber. This Subscription Agreement is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(c)

The execution and delivery by Subscriber of this Subscription Agreement, and the performance by Subscriber of its obligations under this Subscription Agreement, including the purchase of the Acquired Shares and the consummation of the other transactions contemplated hereby, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of Subscriber’s properties that would reasonably be expected to have a Subscriber Material Adverse Effect or materially affect the legal authority of Subscriber to comply in all material respects with this Subscription Agreement, except, in the cases of clauses (i) and (iii), as would not result in a Subscriber Material Adverse Effect. As used herein, “Subscriber Material Adverse Effect” means any change, event, state of facts, development or occurrence relating to Subscriber that, individually or in the aggregate, would prevent or materially delay or impede the consummation of the Subscription Closing or that materially affects the legal authority of Subscriber to comply with the terms of this Subscription Agreement.

8/39

(d)	Subscriber is:

(i)

in the United States and (a) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A, (b) is acquiring the Acquired Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” or “accredited investor” (each as defined above) and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account and (c) is not acquiring the Acquired Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or any other applicable securities laws. Subscriber has completed Schedule A following the signature page hereto and the information contained therein is accurate and complete. Subscriber is not an entity formed for the specific purpose of acquiring the Acquired Shares; or

(ii)

not in the United States and (a) is not subscribing for the Acquired Shares for the account of or benefit of a person in the United States, (b) was not offered the Acquired Shares in the United States, (c) the buy order for Subscriber’s Acquired Shares was not originated in the United States and Subscriber did not execute or deliver this Subscription Agreement in the United States, (d) has no intention to distribute either directly or indirectly any of the Acquired Shares in the United States and will not offer, sell or otherwise transfer, directly or indirectly, any of the Acquired Shares to, or for the account or benefit of, a person in the United States except pursuant to registration under the Securities Act and the securities laws of all applicable states or available exemptions therefrom and (e) did not receive the offer to purchase the Acquired Shares as a result of, nor will it engage in, any “directed selling efforts” (as defined in Regulation S). If Subscriber is in Canada it is (a) an “accredited investor” as defined in National Instrument 45-106 Prospectus Exemptions (“NI 45-106”) and (b) is not a person created or used solely to purchase or hold securities as an “accredited investor” as defined in NI 45-106, and it has completed Schedule B (and, if applicable, Schedule B-1) following the signature page hereto and the information contained therein is accurate and complete.

(e)

Subscriber understands that the Acquired Shares are being offered (i) in the United States in a transaction not involving any public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) in “offshore transactions” within the meaning of Regulation S and that the offer and sale of the Acquired Shares have not been registered under the Securities Act. Subscriber understands that the Acquired Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of, and in compliance with, Regulation S, (iii) pursuant to Rule 144 under the Securities Act, provided that all of the applicable conditions thereof have been met or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act, and that any certificates or book-entry records representing the Acquired Shares shall contain a legend to such effect; provided that, if any Acquired Shares are being sold in accordance with Regulation S, the legend may be removed by providing to the transfer agent for the Acquired Shares a declaration in the form attached hereto as Schedule C. Subscriber acknowledges that the Acquired Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Acquired Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Acquired Shares and may be required to bear the financial risk of an investment in the Acquired Shares for an indefinite period of time. Subscriber acknowledges that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Acquired Shares.

9/39

(f)

Subscriber understands and agrees that Subscriber is purchasing the Acquired Shares directly from the Issuer. Subscriber further acknowledges that there have been no representations, warranties, covenants and agreements made to Subscriber by the Issuer, Legato, the Placement Agent or any of their respective officers, directors, employees, shareholders, affiliates or agents expressly or by implication, other than the representations, warranties, covenants and agreements made solely by the Issuer or solely by Legato included in this Subscription Agreement.

(g)

Subscriber’s acquisition and holding of the Acquired Shares will not constitute or result in a non-exempt prohibited transaction under section 406 of the Employee Retirement Income Security Act of 1974, as amended, section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

(h)

In making its decision to subscribe for and purchase the Acquired Shares, Subscriber has relied solely upon its own independent investigation. Without limiting the generality of the foregoing, Subscriber has not relied on any statements or other information provided by the Placement Agent concerning the Issuer or the Acquired Shares or the offer and sale of the Acquired Shares. Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Acquired Shares, including with respect to the Issuer and the Merger. Subscriber and Subscriber’s professional advisors have had the full opportunity to review documentation, ask such questions, receive answers and obtain such information as Subscriber and its professional advisors have deemed necessary to make an investment decision with respect to the Acquired Shares. Subscriber acknowledges that certain information provided by the Issuer was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections.

(i)

Subscriber became aware of this offering of the Acquired Shares solely by means of direct contact between Subscriber and the Issuer, Legato or the Placement Agent, and the Acquired Shares were offered to Subscriber solely by direct contact between Subscriber and the Issuer, Legato or the Placement Agent. Subscriber did not become aware of this offering of the Acquired Shares, nor were the Acquired Shares offered to Subscriber, by any other means. Subscriber acknowledges that the Acquired Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any other applicable securities laws.

10/39

(j)

Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Acquired Shares. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Acquired Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision.

(k)

Subscriber acknowledges and agrees that neither the Placement Agent nor any affiliate of the Placement Agent has provided Subscriber with any information or advice with respect to the Acquired Shares nor is such information or advice necessary or desired. Subscriber acknowledges that the Placement Agent and its representatives (i) have not made any representation as to the Issuer or the quality of the Acquired Shares, (ii) may have acquired non-public information with respect to the Issuer which Subscriber agrees need not be provided to it, (iii) have made no independent investigation with respect to the Issuer or the Acquired Shares or the accuracy, completeness or adequacy of any information supplied to Subscriber by the Issuer, (iv) have not acted as Subscriber’s financial advisor or fiduciary in connection with the issue and purchase of the Acquired Shares and (v) have not prepared a disclosure or offering document in connection with the offer and sale of the Acquired Shares.

(l)

Alone, or together with its professional advisor, Subscriber acknowledges that it has adequately analyzed and fully considered the risks of an investment in the Acquired Shares and determined that the Acquired Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Issuer. Subscriber acknowledges that the Subscriber may suffer a total loss, and lose all of its investment in the Acquired Shares.

(m)

Subscriber understands and agrees that none of the SEC, any Canadian Securities Regulator or any other securities regulatory authority has passed upon or endorsed the merits of the Acquired Shares or made any findings or determination as to the fairness of an investment in the Acquired Shares.

(n)

Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) (collectively “OFAC Lists”), (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC Lists. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Acquired Shares were legally derived.

11/39

(o)

If Subscriber is an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, then Subscriber represents and warrants that (i) neither the Issuer, nor any of its respective affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Acquired Shares, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Acquired Shares; (ii) the decision to invest in the Acquired Shares has been made at the recommendation or direction of an “independent fiduciary” (“Independent Fiduciary”) within the meaning of U.S. Code of Federal Regulations 29 C.F.R. section 2510.3 21(c), as amended from time to time (the “Fiduciary Rule”) who is (A) independent of the Transaction Parties; (B) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies (within the meaning of the Fiduciary Rule); (C) is a fiduciary (under ERISA and/or section 4975 of the Code) with respect to Subscriber’s investment in the Acquired Shares and is responsible for exercising independent judgment in evaluating the investment in the Acquired Shares; and (D) is aware of and acknowledges that (I) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the purchaser’s or transferee’s investment in the Acquired Shares, and (II) the Transaction Parties have a financial interest in the purchaser’s investment in the Acquired Shares on account of the fees and other remuneration they expect to receive in connection with transactions contemplated hereunder.

(p)

As of the date of this Subscription Agreement Subscriber does not have, and during the thirty (30) day period immediately prior to the date of this Subscription Agreement Subscriber has not entered into, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act or Short Sale positions with respect to the securities of Legato. For purposes of this Subscription Agreement, “Short Sales” shall mean all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

(q)	Subscriber has (or has commitments to have), and at the Closing will have, sufficient funds to pay the Purchase Price pursuant to Section 2(b)(i),

6.

Additional Subscriber Agreement. Subscriber hereby agrees that, from the date of this Subscription Agreement, neither Subscriber nor any person or entity acting on behalf of Subscriber or pursuant to any understanding with Subscriber will engage in any Short Sales with respect to securities of Legato prior to the Closing; provided, however, that for purposes of this Section 6 only, the definition of “Short Sales” shall not include options, puts and calls (which shall expressly be permitted). Notwithstanding the foregoing, nothing herein shall prohibit other entities under common management with Subscriber that have no knowledge of this Subscription Agreement or of Subscriber’s participation in the transactions contemplated hereby (including Subscriber’s controlled affiliates and/or affiliates) from entering into any Short Sales.

12/39

7.	Registration Rights

(a)

In the event that the Acquired Shares are not registered in connection with the Closing, the Issuer agrees that, as soon as practicable (but in any case no later than thirty (30) calendar days after the Closing Date) (the “Filing Deadline”), it will file with the SEC (at its sole cost and expense) a registration statement registering the resale of the Acquired Shares (the “Registration Statement”), and it shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) ninety (90) calendar days after the Closing if the SEC notifies the Issuer that it will “review” the Registration Statement and (ii) ten (10) business days after the Issuer is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (the “Effectiveness Deadline”). The Issuer agrees to cause such Registration Statement, or another shelf registration statement that includes the Acquired Shares, to remain effective until the earliest of (i) the first (1st) anniversary of the Subscription Closing, (ii) the date on which Subscriber ceases to hold any Acquired Shares issued pursuant to this Subscription Agreement, or (iii) on the first date on which Subscriber is able to sell all of its Acquired Shares issued pursuant to this Subscription Agreement (or shares received in exchange therefor) under Rule 144 within 90 days without limitation as to the amount of such securities that may be sold and without the requirement for the Issuer to be in compliance with the current public information requirement under Rule 144. Subscriber agrees to disclose its ownership to the Issuer upon request to assist it in making the determination described above. The Issuer may amend the Registration Statement so as to convert the Registration Statement to a Registration Statement on Form F-3 (or Form S-3, if applicable) at such time after the Issuer becomes eligible to use such Form F-3 (or Form S-3, if applicable). Subscriber acknowledges and agrees that the Issuer may suspend the use of any such Registration Statement if it determines (a) that the use of such Registration Statement would require the inclusion of financial statements that are unavailable for issue for reasons beyond the Issuer’s control, or (b) that in order for such Registration Statement not to contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act; provided, that (I) the Issuer shall not so delay filing or so suspend the use of the Registration Statement on more than three (3) occasions or for a period of more than sixty (60) consecutive days or more than a total of one hundred-twenty (120) calendar days, in each case in any three hundred sixty (360)-day period, (II) the Issuer shall have a bona fide business purpose for not making such information public and (III) the Issuer shall use commercially reasonable efforts to make such Registration Statement available for the sale by Subscriber of such securities as soon as practicable thereafter. The Issuer’s obligations to include the Acquired Shares issued pursuant to this Subscription Agreement (or shares issued in exchange therefor) for resale in the Registration Statement are contingent upon Subscriber furnishing in writing to the Issuer such information regarding Subscriber, the securities of the Issuer held by Subscriber and the intended method of disposition of such Acquired Shares, which shall be limited to non-underwritten public offerings, as shall be reasonably requested by the Issuer to effect the registration of such Acquired Shares, and shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling shareholder in similar situations; provided, however, that Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Acquired Shares. The Issuer will provide a draft of the Registration Statement to Subscriber for review at least two (2) business days in advance of filing the Registration Statement. So long as Subscriber delivers to the Issuer a completed questionnaire (which shall include representations and warranties as to relevant matters), Subscriber shall not be identified as a statutory underwriter in the Registration Statement unless in response to a comment or request from the staff of the SEC or another regulatory agency; provided, however, that if the SEC requests that Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have an opportunity to withdraw from the Registration Statement. For purposes of clarification, any failure by the Issuer to file the Registration Statement by the Filing Deadline or to effect such Registration Statement by the Effectiveness Deadline shall not otherwise relieve the Issuer of its obligations to file or effect the Registration Statement set forth in this Section 7. For purposes of this Section 7, “Acquired Shares” includes any other equity security of the Issuer issued or issuable with respect to the Acquired Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise.

13/39

(b)

The Issuer shall advise Subscriber within three (3) business days (email being sufficient) (at the Issuer’s expense): (i) when a Registration Statement or any post-effective amendment thereto has become effective; (ii) of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose; (iii) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Acquired Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (iv) subject to the provisions in this Subscription Agreement, of a suspension pursuant to Section 7(a) or the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading (provided that any such notice pursuant to this Section 7(b) shall solely provide that the use of the Registration Statement or prospectus has been suspended without setting forth the reason for such suspension and shall not contain any material non-public information regarding the Issuer). The Issuer shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable. Upon the occurrence of any event contemplated in clauses (i) through (iv) above, except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Issuer shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Acquired Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Subscriber agrees that it will promptly discontinue offers and sales of the Acquired Shares using a Registration Statement until Subscriber receives copies of a supplemental or amended prospectus that corrects the misstatement(s) or omission(s) referred to above in clause (iv) and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales (which notice shall not contain any material non-public information regarding the Issuer). If so directed by the Issuer, Subscriber will deliver to the Issuer or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Acquired Shares in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Acquired Shares shall not apply (x) to the extent Subscriber is required to retain a copy of such prospectus in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or in accordance with a bona fide pre-existing document retention policy or (y) to copies stored electronically on archival servers as a result of automatic data back-up.

(c)

For as long as Subscriber holds Acquired Shares, the Issuer will use commercially reasonable efforts to file all reports necessary to enable the undersigned to resell the Acquired Shares pursuant to the Registration Statement and, when Rule 144 of the Securities Act becomes available to Subscriber, Rule 144 of the Securities Act. In connection with any sale, assignment, transfer or other disposition of the Acquired Shares by Subscriber pursuant to Rule 144 or pursuant to any other exemption under the Securities Act such that the Acquired Shares held by Subscriber become freely tradable and upon compliance by Subscriber with the requirements of this Subscription Agreement, if requested by Subscriber, the Issuer shall use commercially reasonable efforts to cause the Issuer’s transfer agent to remove any restrictive legends related to the book entry account holding such Acquired Shares and make a new, unlegended entry for such book entry Acquired Shares sold or disposed of without restrictive legends within two (2) trading days of any such request therefor from Subscriber; provided, that the Issuer and the transfer agent have timely received from Subscriber customary representations and other documentation reasonably acceptable to the Issuer and the transfer agent in connection therewith. Subject to receipt from Subscriber by the Issuer and the transfer agent of customary representations and other documentation reasonably acceptable to the Issuer and the transfer agent in connection therewith, including, if required by the transfer agent, an opinion of the Issuer’s counsel, in a form reasonably acceptable to the transfer agent, to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act, Subscriber may request that the Issuer shall remove any legend from the book-entry position evidencing its Acquired Shares following the earliest of such time as such Acquired Shares (i) have been or are about to be sold or transferred pursuant to an effective registration statement, (ii) have been or are about to be sold pursuant to Rule 144 or (iii) are eligible for resale under Rule 144(b)(1) or any successor provision without the requirement for the Issuer to be in compliance with the current public information requirement under Rule 144 and without volume or manner-of-sale restrictions applicable to the sale or transfer of such Acquired Shares. If restrictive legends are no longer required for such Acquired Shares pursuant to the foregoing, the Issuer shall, in accordance with the provisions of this section and within two (2) trading days of any request therefor from Subscriber accompanied by such customary and reasonably acceptable representations and

14/39

other documentation referred to above establishing that restrictive legends are no longer required, deliver to the transfer agent irrevocable instructions that the transfer agent shall make a new, unlegended entry for such book entry Acquired Shares. The Issuer shall be responsible for the fees of its transfer agent and all Depository Trust Company or CDS Clearing and Depository Services Inc. fees associated with such issuance.

15/39

(d)	Indemnification.

(i)

The Issuer agrees to indemnify and hold harmless, to the extent permitted by law, Subscriber, its directors, and officers, employees, and agents, and each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and each affiliate of Subscriber (within the meaning of Rule 405 under the Securities Act) from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, any reasonable attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus included in any Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as and to the extent, but only to the extent, the same are caused by or contained in any information regarding Subscriber furnished in writing to the Issuer by or on behalf of Subscriber expressly for use therein.

(ii)

Subscriber agrees, severally and not jointly with any person that is a party to the Other Subscription Agreements, to indemnify and hold harmless the Issuer, its directors and officers and agents and employees and each person who controls the Issuer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) resulting from any untrue statement of a material fact contained in the Registration Statement, or any form of prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein (in the case of any prospectus, or any form of prospectus or preliminary prospectus or supplement thereto, in light of the circumstances under which they were made) or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by Subscriber expressly for use therein. In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Acquired Shares purchased pursuant to this Subscription Agreement giving rise to such indemnification obligation.

(iii)

Any person entitled to indemnification herein shall (1) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and, (2) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties exists with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(iv)

The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, affiliate or controlling person of such indemnified party and shall survive the transfer of the Acquired Shares purchased pursuant to this Subscription Agreement.

16/39

(v)

If the indemnification provided under this Section 7(d) from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 7(d) from any person who was not guilty of such fraudulent misrepresentation. In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Acquired Shares purchased pursuant to this Subscription Agreement giving rise to such contribution obligation.

8.

Stock Exchange Listings. The Issuer shall use reasonable best efforts to cause the Acquired Shares to be approved for listing on Nasdaq, subject to official notice of issuance, and conditionally approved for listing on the TSX, subject only to fulfillment of customary conditions following the Closing Date, in each case as promptly as practicable after the date of the Merger Agreement, and in any event on or prior to the Closing Date.

9.

Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Merger Agreement is terminated in accordance with the terms therein, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (c) if any of the conditions to Closing set forth in Section 2(d), (e) or (f) are not satisfied on or prior to the Closing Date and, as a result thereof, the transactions contemplated hereby are not consummated on the Closing Date or (d) at the election of Subscriber, on December 31, 2021, if the Merger has not occurred by such date; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover out-of-pocket losses, liabilities or damages arising from such breach. The Issuer and Legato shall promptly notify Subscriber of the termination of the Merger Agreement after the termination of such agreement.

10.

Trust Account Waiver. Subscriber acknowledges that Legato is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Issuer and one or more businesses or assets. Subscriber further acknowledges that, as described in Legato’s prospectus relating to its initial public offering dated January 19, 2021 (the “Prospectus”), available at www.sec.gov, substantially all of Legato’s assets consist of the cash proceeds of the Legato’s initial public offering and a private placement of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of Legato, its public shareholders and the underwriters of Legato’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to Legato to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of Legato entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, Subscriber, on behalf of itself and its representatives, hereby irrevocable waives any and all right, title and interest, or any claim of any kind they have or may have in the future arising out of this Subscription Agreement, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Subscription Agreement; provided, however, that nothing in this Section 10 shall be deemed to limit any Subscriber’s right, title, interest or claim to the Trust Account by virtue of such Subscriber’s record or beneficial ownership of securities of Legato acquired by any means other than pursuant to this Subscription Agreement, including but not limited to any redemption right with respect to any such securities of Legato.

17/39

11.	Miscellaneous.

(a)

Subscriber acknowledges that Legato, the Issuer, the Placement Agent and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, Subscriber agrees to promptly notify the Issuer and Legato if any of the acknowledgments, understandings, agreements, representations and warranties made by Subscriber as set forth herein are no longer accurate in all material respects. Subscriber further acknowledges and agrees that the Placement Agent is a third-party beneficiary of the representations and warranties of Subscriber contained in Section 5.

(b)

Each of Legato, the Issuer and Subscriber is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby to the extent required by law or by regulatory bodies.

(c)

Notwithstanding anything to the contrary in this Subscription Agreement, prior to the Closing, this Subscription Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise), by any party without the prior express written consent of the other parties hereto; provided, that Subscriber may assign its rights and obligations under this Subscription Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber or an affiliate thereof); provided, farther, that (i) prior to such assignment, any such assignee shall agree in writing to be bound by the terms hereof and (ii) no such assignment shall relieve Subscriber of its obligations hereunder if any such assignee fails to perform its obligations hereunder.

(d)

The representations and warranties made by each party in this Subscription Agreement, as well as covenants to be performed by a party prior to the Subscription Closing, shall survive for a period of six months following the Closing (the “Survival Period”) and thereafter no party shall have any right to bring any claim of any kind with respect to a breach of any such representation, warranty or covenant; provided, however, if a party has notified the other parties in writing of an alleged breach of any such representation, warranty or covenant prior to the expiration of the Survival Period, such party’s right to bring a claim in respect of such breach shall survive indefinitely. All covenants to be performed by a party following the Subscription Closing shall survive until performed.

(e)

Legato and the Issuer may request from Subscriber such additional information as Legato and the Issuer may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Acquired Shares, and Subscriber shall provide such information as may be reasonably requested.

18/39

(f)

This Subscription Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

(g)

This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(h)

Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(i)

If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(j)

This Subscription Agreement may be executed and delivered in two (2) or more counterparts (including by electronic means, such as facsimile, .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(k)	Each party shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated hereby.

(l)

At any time, the Issuer and Legato may (a) extend the time for the performance of any obligation or other act of Subscriber, (b) waive any inaccuracy in the representations and warranties of Subscriber contained herein or in any document delivered by Subscriber pursuant hereto and (c) waive compliance with any agreement of Subscriber or any condition to its own obligations contained herein. At any time, Subscriber may (a) extend the time for the performance of any obligation or other act of the Issuer or Legato, (b) waive any inaccuracy in the representations and warranties of the Issuer or Legato contained herein or in any document delivered by the Issuer or Legato pursuant hereto and (c) waive compliance with any agreement of the Issuer or Legato or any condition to its own obligations contained herein. Any such extension or waiver shall only be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

19/39

(m)

Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or telecopied, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telecopy (to such number specified below or another number or numbers as such person may subsequently designate by notice given hereunder), (c) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (d) five (5) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i)	if to Subscriber, to such address or addresses set forth on the signature page hereto;

(ii)	if to Legato, to:

Legato Merger Corp.

777 Third Avenue, 37th Floor

New York, New York 10017

Attn: David D. Sgro

Email: dsgro@crescendopartners.com

with a required copy to (which copy shall not constitute notice):

Graubard Miller

405 Lexington Avenue

New York, New York 10174

Attn: David Alan Miller

        Jeffrey Gallant

Email: dmiller@graubard.com

        jgallant@graubard.com;

(iii)	if to the Issuer, to

Algoma Steel Inc.

105 West Street

Sault Ste. Marie, Ontario P6A 7B4

Attn: John Naccarato

Email: john.naccarato@algoma.com

with required copies to (which copies shall not constitute notice)

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, New York 10019

Attn: Adam M. Givertz

Email: agivertz@paulweiss.com

Goodmans LLP

Bay Adelaide Centre – West Tower

333 Bay Street, Suite 3400

Toronto, Ontario M5H 2S7

Attn: Robert Chadwick

      Michael Partridge

Email: rchadwick@goodmans.ca

      mpartridge@goodmans.ca; and

(iv)	if to the Placement Agent, to:

EarlyBirdCapital, Inc.

20/39

366 Madison Avenue

New York, New York 10017

Attn: Steven Levine

Email: slevine@ebcap.com

(n)

This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to the principles of conflicts of law thereof that would result in the application of the laws of another jurisdiction.

21/39

THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, THE SUPREME COURT OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION ll(m) OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 11(n).

(o)

Legato shall, by 9:00 a.m., New York City time, on the first (1st) business day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the SEC a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby, the Merger, and any other material, nonpublic information that Legato or the Issuer has provided (or that has been provided on their behalf) to Subscriber at any time prior to the filing of the Disclosure Document. From and after the issuance of the Disclosure Document, to Legato’s and the Issuer’s knowledge, Subscriber shall not be in possession of any material, nonpublic information received from Legato, the Issuer or any of their officers, directors or employees, and Subscriber shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral, with Legato, the Issuer, the Placement Agent or any of their respective affiliates, relating to the transactions contemplated hereby. Notwithstanding anything in this Subscription Agreement to the contrary, Legato and the Issuer shall not publicly disclose the name of Subscriber or any of its affiliates, or include the name of Subscriber or any of its affiliates in any press release or in any filing with the SEC or any regulatory agency or trading market, without the prior written consent of Subscriber, except (i) as required by the U.S. federal securities law in connection with the Registration Statement, (ii) in a press release or marketing materials of Legato in connection with the Merger and (iii) to the extent such disclosure is required by applicable law, at the request of the Staff of the SEC, any Canadian Securities Regulator or regulatory agency, or under the regulations of Nasdaq or the TSX, in which case Legato or the Issuer shall provide Subscriber with prior written notice of such disclosure permitted under subclauses (ii) and (iii).

22/39

(p)

Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Placement Agent, any of its affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), other than the representations and warranties of the Issuer and Legato expressly contained in Section 3 and Section 4, respectively, of this Subscription Agreement, in making its investment or decision to invest in the Issuer. Subscriber acknowledges and agrees that none of (a) any other investor pursuant to this Subscription Agreement or any Other Subscription Agreement (including the investor’s respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing) or (b) the Placement Agent, its affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing, in each case, absent their own gross negligence, fraud or willful misconduct, shall have any liability to Subscriber, or to any other investor, pursuant to, arising out of or relating to this Subscription Agreement or any Other Subscription Agreement, the negotiation hereof or thereof or its subject matter, or the transactions contemplated hereby or thereby, including, without limitation, with respect to any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Acquired Shares or with respect to any claim (whether in tort, contract or otherwise) for breach of this Subscription Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by Legato, the Issuer, the Placement Agent or any Non-Party Affiliate concerning Legato, the Issuer, the Placement Agent, any of their controlled affiliates, this Subscription Agreement or the transactions contemplated hereby. For purposes of this Subscription Agreement, “Non-Party Affiliates” means each former, current or future officer, director, employee, partner, member, manager, direct or indirect equityholder or affiliate of Legato, the Issuer, the Placement Agent or any of Legato’s, the Issuer’s or the Placement Agent’s controlled affiliates or any family member of the foregoing.

(q)

The words “hereof,” “herein,” “hereinafter,” “hereunder,” and “hereto” and words of similar import refer to this Subscription Agreement as a whole and not to any particular section or subsection of this Subscription Agreement and reference to a particular section of this Subscription Agreement will include all subsections thereof, unless, in each case, the context otherwise requires. Unless otherwise indicated the words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” Except where otherwise indicated, all references to currency amounts in this Subscription Agreement, including the schedules hereto, shall mean United States dollars and references to “C$” shall mean Canadian dollars. Each of the parties cooperated in the drafting and preparation of this Subscription Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

[Signature pages follow.]

23/39

IN WITNESS WHEREOF, Subject to the terms and conditions set forth in this Subscription Agreement, Subscriber hereby irrevocably subscribes for the number of Common Shares set forth below at a price of $10.00 per Common Share.

SUBSCRIBER:

[Name of Subscriber]

By:
Name:
Title:

Date: , 2021

Name of Subscriber:

(Please print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered (if different):
Email Address:

Subscriber’s EIN:

Address:

Attn:

Telephone No.:

Facsimile No.:

Number of Common Shares subscribed for at a price of $10.00 per Common Shares: [ ]

Purchase Price: $[ ]

You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice.

[Signature page to Subscription Agreement]

24/39

Number of Acquired Shares subscribed for and Aggregate Purchase Price as of             , 2021, accepted and agreed to as of this                      day of             , 2021, by:

1295908 B.C. LTD.

By:
Name:
Title:

LEGATO MERGER CORP.

By:
Name:
Title:

25/39

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

This Schedule must be completed by Subscriber and forms a part of the Subscription Agreement to which it is attached. Capitalized terms used and not otherwise defined in this Schedule have the meanings given to them in the Subscription Agreement. Subscriber must check the applicable box in either Part A or Part B below and the applicable box in Part C below.

A.    QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):

☐	Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

☐	Subscriber is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such accounts is a QIB.

*** OR ***

B.    INSTITUTIONAL ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

Subscriber is an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and has checked below the box(es) for the applicable provision under which Subscriber qualifies as such:

☐

Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, Massachusetts or similar business trust, or partnership that was not formed for the specific purpose of acquiring the securities of the Issuer being offered in this offering, with total assets in excess of $5,000,000.

☐	Subscriber is a “private business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐	Subscriber is a “bank” as defined in Section 3(a)(2) of the Securities Act.

☐	Subscriber is a “savings and loan association” or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

☐	Subscriber is a broker or dealer registered pursuant to Section 15 of the Exchange Act.

☐	Subscriber is an “insurance company” as defined in Section 2(a)(13) of the Securities Act.

☐	Subscriber is an investment company registered under the Investment Company Act of 1940.

☐	Subscriber is a “business development company” as defined in Section 2(a)(48) of the Investment Company Act of 1940.

☐	Subscriber is a “Small Business Investment Company” licensed by the U.S. Small Business Administration under either Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐

Subscriber is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000.

☐

Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is one of the following.

☐	A bank;

A-1

26/39

☐	A savings and loan association;

☐	A insurance company; or

☐	A registered investment adviser.

☐	Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000.

☐

Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 that is a self-directed plan with investment decisions made solely by persons that are accredited investors.

☐

Subscriber is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered by the Issuer in this offering, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

*** AND ***

C.    AFFILIATE STATUS

(Please check the applicable box)

SUBSCRIBER:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.

A-2

27/39

SCHEDULE B

Canadian Accredited Investor Certificate

Upon execution of this Canadian Accredited Investor Certificate by the Subscriber, this Canadian Accredited Investor Certificate shall be incorporated into and form a part of the Subscription Agreement. For purposes hereof, certain definitions are included below for convenience.

In addition to the covenants, representations and warranties contained in the Subscription Agreement, the undersigned Subscriber represents, warrants and certifies to the Issuer that the Subscriber is purchasing as principal and qualifies to purchase under National Instrument 45-106 Prospectus Exemptions (“NI 45-106”), Section 73.3 of the Securities Act (Ontario), or otherwise, by reason of the fact that the Subscriber falls into one or more of the subparagraphs set out below, the Subscriber having initialed the applicable subparagraph or subparagraphs, and is:

I.

If the Subscriber is not an individual, is subscribing for C$150,000 or more and is an entity not created or used solely to purchase or hold securities, please complete Section I – Minimum C$150.000 Investment below.

II.	If the Subscriber does not meet the requirements of Section I but is an Accredited Investor, please make the appropriate selection under Section II – Accredited Investor below.

(a)	All purchasers who are individuals and make a selection under paragraphs (j), (k) or (l) of Section I must also provide a signed Risk Acknowledgement Form (attached as Schedule B-l hereto).

III.	If none of the above applies, please make the appropriate selection under Section 4 – Employees, Officers, Directors and Consultants below.

I.	MINIMUM C$150,000 INVESTMENT

(a)

A non-individual purchaser purchasing securities having an acquisition cost of not less than C$ 150,000 paid in cash and was not created or used solely to purchase or hold securities in reliance on the exemption from the dealer registration requirement or prospectus requirement available under section 2.10 of NI 45-106;

II.	ACCREDITED INVESTOR

(a)	a Canadian financial institution, or a Schedule III bank (or in Ontario, a bank listed in Schedule I, II, or III of the Bank Act (Canada));

(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer;

(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

28/39

(e.1)

an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

(g)

a municipality, public board or commission in Canada or a metropolitan community, school board, the Comite de gestion de la taxe scolaire de l’ile de Montreal or an intermunicipal management board in Quebec;

(h)	a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or an agency of that government;

(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

(j)

an individual who, either alone or with a spouse,[1] beneficially owns financial assets[2] having an aggregatei realizable value that before taxes, but net of any related liabilities[2] (“Net Financial Assets”), exceeds C$1,000,000;

Note: if the Subscriber chooses to select this category, please complete the Risk Acknowledgement Form for Accredited Investors who are Individuals at Schedule B-1 hereto

(j.1)	an individual who beneficially owns financial assets[3] having an aggregate realizable value that, before taxes but net of any related liabilities[3] (“Net Financial Assets”), exceeds C$5,000,000;

(k)

an individual whose net income before taxes (“Net Income”) exceeded C$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse[4] exceeded C$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

[1]

For the purposes of this certificate, the term “spouse” means an individual who (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada) from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii) above, or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

[2]

For the purposes of this certificate, “Financial Assets” means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of securities legislation, and (ii) “Related Liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets.

[3]

For the purposes of this certificate, “Financial Assets” means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of securities legislation, and (ii) “Related Liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets.

[4]

For the purposes of this certificate, the term “spouse” means an individual who (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada) from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii) above, or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

29/39

Note: if the Subscriber chooses to select this category, please complete the Risk Acknowledgement Form for Accredited Investors who are Individuals at Schedule B-1 hereto

(1)	an individual who, either alone or with a spouse5, has net assets6 of at least C$5,000,00 0;

Note: if the Subscriber chooses to select this category, please complete the Risk Acknowledgement Form for Accredited Investors who are Individuals at Schedule B-1 hereto

(m)	a person, other than an individual or investment fund, that has net assets of at least C$5,000,000 as shown on its most recently prepared financial statements;

(n)	an investment fund that distributes or has distributed its securities only to;

(i)	a person that is or was an accredited investor at the time of the distribution;

(ii)

a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of NI 45-106 [Minimum amount investment], and 2.19 of NI 45-106 [Additional investment in investment funds], or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106 [Investment fund reinvestment]’,

(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator, or, in Quebec, the securities regulatory authority has issued a receipt;

(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

(q)

a person acting on behalf of a fully managed account[7] managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

[5]

For the purposes of this certificate, the term “spouse” means an individual who (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada) from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii) above, or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

[6]	For the purposes of this question, “net assets” means the value of the total assets of the purchaser less the value of the total liabilities.
[7]

A “fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction.

30/39

(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

Note: if the Subscriber chooses to select this category, please complete the following:

I,                     , am an authorized signatory of above the Subscriber and confirm that all owners of interest of the Subscriber are Accredited Investors and the Subscriber has done the necessary investigations to verify that fact.

(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as an accredited investor; or

(w)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accreted investor’s former spouse.

III.	EMPLOYEES, OFFICERS, DIRECTORS AND CONSULTANTS

(a)	an employee, executive officer, director or consultant of the Issuer;

(b)	an employee, executive officer, director or consultant of a related entity of the Issuer; or

(c)	a permitted assign of a person referred to in paragraphs (a) or (b).

31/39

The representations, warranties, statements and certifications made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the Closing and the Subscriber acknowledges that this certificate is incorporated into and forms part of the subscription agreement to which it is attached. If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the Closing, the undersigned Subscriber shall give the Issuer immediate written notice thereof.

DATED             , 2021.

Name of Subscriber [Please print]

Witness (if Subscriber is an individual)	Signature of Subscriber or Authorized Signatory of Subscriber

Name of Witness [Please print]	Name and Office of Authorized Signatory of Subscriber [Please print]

Address of Subscriber

32/39

Definitions

In this Canadian Accredited Investor Certificate, the following definitions are included for convenience:

“affiliate” means an issuer connected with another issuer because

(a)	one of them is the subsidiary of the other, or

(b)	each of them is controlled by the same person;

“director” means

(a)	a member of the board of directors of a company or an individual who performs similar functions for a company; and

(b)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

“executive officer” means, for an issuer, an individual who is

(a)	a chair, vice-chair or president,

(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(c)	performing a policy-making function in respect of the issuer;

33/39

“financial assets” means

(a)	cash,

(b)	securities, or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

“jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;

“permitted assign” means, for a person that is an employee, executive officer, director or consultant of an issuer or of a related entity of the issuer,

(a)	a trustee, custodian, or administrator acting on behalf of, or for the benefit of the person,

(b)	a holding entity of the person,

(c)	an RRSP or RRIF of the person,

(d)	a spouse of the person,

(e)	a trustee, custodian, or administrator acting on behalf of, or for the benefit of the spouse of the person,

(f)	a holding entity of the spouse of the person, or

(g)	an RRSP or RRIF of the spouse of the person;

“person” includes

(a)	an individual,

(b)	a corporation,

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

“related entity” means, for an issuer, a person that controls or is controlled by the issuer or that is controlled by the same person that controls the issuer;

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

“spouse” means, an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

34/39

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary; and

“voting security” means any security which:

(a)	is not a debt security; and

(b)	carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

35/39

SCHEDULE B-l

FORM 45-106F9

Risk Acknowledgement Form for Accredited Investors who are Individuals

WARNING!

This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER

1. About your investment

Type of securities: Common Shares	Issuer: (the
“Issuer”)
Purchased from: the Issuer

SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER

2. Risk acknowledgement

This investment is risky. Initial that you understand that:	Your initials

Risk of loss – You could lose your entire investment of C$ . [Instruction: Insert the total Canadian dollar amount of the investment.]

Liquidity risk – You may not be able to sell your investment quickly – or at all.

Lack of information – You may receive little or no information about your investment.

Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials

•   Your net income before taxes was more than C$200,000 in each of the 2 most recent calendar years, and you expect it to be more than C$200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

•   Your net income before taxes combined with your spouse’s was more than C$300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than C$300,000 in the current calendar year.

• Either alone or with your spouse, you own more than C$1 million in cash and securities, after subtracting any debt related to the cash and securities.

• Either alone or with your spouse, you have net assets worth more than C$5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

4. Your name and signature

By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.

First and last name (please print):

Signature:	Date:

SECTION 5 TO BE COMPLETED BY THE SALESPERSON

5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):

Telephone:	Email:

Name of firm (if registered):

36/39

SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER

6. For more information about this investment

For investment in a non-investment fund

[Issuer]; [Address].

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions

1.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

2.

The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

37/39

SCHEDULE C

FORM OF DECLARATION FOR REMOVAL OF LEGEND

To: [                    ]

The undersigned (a) acknowledges that the sale of                      securities of                      (the “Issuer”) to which this declaration relates is being made in reliance on Rule 904 of Regulation S (“Regulation S”) under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (b) certifies that (1) it is not (i) an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Issuer, (ii) a “distributor” as defined in Regulation S or (iii) an affiliate of a distributor, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of the Toronto Stock Exchange or another designated offshore securities market and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any “directed selling efforts” in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing off’ the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities, and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S.

Dated:

By:

Name:
Title:

C-1

38/39

SCHEDULE D

SCHEDULE OF TRANSFERS

Subscriber’s Subscription was in the amount of                      Acquired Shares. The following transfers of a portion of the Subscription have been made:

Date of Transfer or Reduction	Transferee	Number of Transferee Acquired Shares Transferred or Reduced	Subscriber Revised Subscription Amount

Schedule D as of             , 20    , accepted and agreed to as of this      day of     , 20 by:

1295908 B.C. LTD.

By:
Name:
Title:

LEGATO MERGER CORP.

By:
Name:
Title:

Signature of Subscriber:

By:
Name:
Title:

D-1

39/39